SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CYNERGISTEK, INC.

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CYNERGISTEK, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2018

_____________________________________________

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders of CynergisTek, Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 17, 2018, at 3:00 p.m. Pacific Standard Time at the Company’s principal executive offices, located at 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691 for the following purposes, as more fully described in the proxy statement (the “Proxy Statement”) accompanying this notice (the “Notice”):

1.To elect the following persons to serve on our Board of Directors until the next annual meeting of stockholders and/or until their successors are duly elected and qualified: John D. Abouchar, Drexel DeFord Jr., Judy F. Krandel, Michael McMillan, Theresa Meadows, and Mark Roberson;

2.To ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2018; and

3.To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

All stockholders of record at the close of business on March 26, 2018 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

The Company’s Board of Directors (the “Board”) recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this Notice.

We cordially invite all stockholders to attend the Annual Meeting in person. Whether or not you plan to attend, it is important that your shares are represented and voted at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you can vote your shares electronically over the Internet or by telephone, or if you receive a proxy card or a form of voting instructions in the mail, by mailing the completed proxy card or form of voting instructions. For detailed information regarding voting instructions, please refer to the section entitled “Voting Securities” beginning on page 2 of the Proxy Statement.

For admission to the Annual Meeting, you may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of the Company’s common stock (the “Common Stock”) as of the Record Date, such as a brokerage statement, proxy card or voting instruction form reflecting stock ownership.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/CYNERGISTEK2018 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

By Order of the Board of Directors,

Mission Viejo, California/s/ Paul T. Anthony

April 6, 2018

Paul T. Anthony
Chief Financial Officer and Secretary

PROXY STATEMENT

FOR THE 2018 ANNUAL MEETING OF STOCKHOLDERS
MAY 17, 2018

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board to be voted at the Annual Meeting to be held at the Company’s principal executive offices, located at 27271 Las Ramblas, Suite 200, Mission Viejo, California on May 17, 2018, at 3:00 pm Pacific Standard Time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company. You may vote in person at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet. This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about April 6, 2018. The proxy solicitation materials will be first sent on or about April 6, 2018, to all stockholders entitled to vote at the Annual Meeting.

Unless otherwise indicated, “CynergisTek,” the “Company,” “we,” “us” and “our” shall refer to CynergisTek, Inc.

The persons named as proxies, Michael H. McMillan and Paul T. Anthony, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld), and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the nominees to our Board listed in the Proxy Statement, FOR approval of the compensation of the Company’s named executive officers, and FOR the ratification of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2018.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder by delivering a written notice of revocation to the Secretary of the Company at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose

At the Annual Meeting, stockholders will be asked to elect six directors, to ratify the appointment of Haskell & White LLP to serve as our independent registered public accountants for the year ending December 31, 2018, and to transact such other business as may properly come before the Annual Meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding Notice and are described in more detail in this Proxy Statement.

Voting Securities

If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on matters presented at the Annual Meeting in the following ways:

•by proxy: you may complete the proxy card and mail it to the Company;

•by Internet or telephone in accordance with the instructions in the proxy card; or

•in person: you may attend the Annual Meeting and cast your vote there.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Company Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691 or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering multiple Proxy Statements and Annual Reports to multiple stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 949-614-0700.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of March 26, 2018 (the “Record Date”). As of the Record Date, 9,592,547 shares of Common Stock, par value $0.001 (“Common Stock”) were issued and outstanding. Each share of Common Stock is entitled to one (1) vote.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. The presence at the Annual Meeting, either in person or by proxy, of holders of shares of the Company’s Common Stock entitled to vote and representing at least a majority of the Company’s outstanding voting power will constitute a quorum for the transaction of business. Accordingly, holders of at least 4,796,274 shares of the Company’s Common Stock must be present in person or by proxy at the Annual Meeting. Abstentions and “broker non-votes” will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter, including broker non-votes, are considered stockholders who are present and entitled to vote and count toward the quorum. As used herein, “broker non-vote” means the votes that are not cast on the matter in question by a broker with respect to shares of Common Stock because (i) the broker has not received voting instructions from the beneficial owner on such matter and (ii) such broker lacks discretionary voting authority to vote the shares of Common Stock on such matter.  Brokers holding shares of record for beneficial owners generally are entitled to exercise their discretion to vote on Proposal 2 included in this Proxy Statement unless they receive other instructions from the beneficial owners. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal and broker non-votes is discussed under each respective proposal below.

Proposal One, Election of Directors. As explained in more detail in the Company’s bylaws, our directors will be elected by a majority of votes cast at the Annual Meeting.  A “majority of the votes cast” means that the number of votes cast “for” a candidate for director must exceed the number of votes cast “against” that director.  In a contested election (i.e., where the number of nominees exceeds the number of directors to be elected), directors will be elected by a plurality of votes cast.  If an incumbent director is not elected by a majority of votes cast, the incumbent director will promptly tender his or her resignation to the Board for consideration.  The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken.  The Board, acting on such committee’s recommendation or on its own decision, as the case may be, will publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.  Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.  Stockholders may not cumulate votes in the election of directors.

 Proposal Two, Ratification of Haskell & White LLP as our Independent Registered Public Accountants. Ratification of Haskell & White LLP requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. If the selection of Haskell & White, LLP as our independent registered public accounting firm is not ratified, the Audit Committee of the Board will reconsider its selection.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares of Common Stock not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2019 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2019 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s offices, 27271 Las Ramblas, Suite 200, Mission Viejo, California, 92691, no later than December 6, 2018 in order to be considered for inclusion in the Company’s proxy statement relating to the 2019 annual meeting of stockholders. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Under our bylaws, only such business shall be conducted as shall have been brought before the meeting as specified in the meeting notice, by or at the direction of the Board or by any stockholder who is a stockholder of record at the time of giving of the meeting notice, who is entitled to vote at such meeting and who complies with the notice procedures set forth in Section 2.14 of our bylaws. Pursuant to such notice procedures, a stockholder notice of a matter to be considered for the 2019 annual meeting must be received by the Company no earlier than January 17, 2019 and no later than February 16, 2019 to be considered timely for the 2019 annual meeting of stockholders.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. With respect to the Company’s 2019 annual meeting of stockholders, a stockholder proposal not previously submitted for the Company’s proxy statement may be submitted until February 19, 2019; thereafter, the Company will use its voting authority as described above.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated the six (6) incumbent directors for re-election as directors.  Directors are elected at each annual meeting of stockholders to hold office until the next annual meeting or until their successors are elected and have qualified. Each director nominee has consented to being named as a director nominee in this proxy statement and to serving as a director, if elected.  Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the six (6) nominees named below.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Broker non-votes and proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Position
John D. Abouchar	57	Director, Chairman of the Board
Drexel DeFord Jr.	55	Director
Judy F. Krandel	53	Director
Michael McMillan	61	Director, Chief Executive Officer and President
Theresa Meadows	48	Director
Mark Roberson	53	Director, Chairman of the Audit Committee, Chairman of the Compensation Committee

John D. Abouchar, 57. Mr. Abouchar joined the Board in March 2016 and became the Company’s Active Chairman in May 2016.  Since 2014 Mr. Abouchar has served as an independent consultant to emerging growth companies and institutional investment firms.  From 2006 to 2014, Mr. Abouchar was a consultant to GRT Capital Partners, LLC, and the portfolio manager of the GRT Technology L.P. hedge fund and the GRT Tech Market Neutral fund. Prior to GRT Capital Partners, Mr. Abouchar was a Senior Analyst for six years at Pacific Edge Investment Management, a hedge fund focused on technology investments based in Palo Alto, California. During 2013 Mr. Abouchar served on the board of directors of SED International and was a member of the audit committee. From 2007 to 2009, Mr. Abouchar was an independent director and chairman of the audit committee of InFocus Corporation, (INFS) formerly a NASDAQ listed company and a manufacturer and distributer of digital projectors and LCD flat panel displays, based in Portland, Oregon. Mr. Abouchar earned a B.S. degree in Economics from Wharton School, University of Pennsylvania.

Mr. Abouchar’s experience in capital markets, institutional investing, and corporate governance brings financial and management strength to the Board.  Based on his experience and background, the Board has concluded that Mr. Abouchar is qualified to serve as a director of the Company.

Drexel DeFord Jr., 55. Mr. DeFord has been a member of the Company’s Board since June 2016.  Mr. DeFord has been an independent consultant since 2015, and prior to that had a long career as a healthcare executive, including his experience as Co-Founder and CEO of Next Wave Connect; EVP and CIO at Steward Healthcare in Boston; SVP and CIO at Seattle Children’s Health System and Research Institute; and Corporate VP and CIO at Scripps Health in San Diego. Prior to that, he spent 20 years in the US Air Force, where he served as regional CIO, a medical center CIO, and Chief Technology Officer for the USAF Health System’s World-Wide Operations. Drex has earned a Master of Science, Health Informatics from University of Alabama-Birmingham and a Master of Public Administration from University of Oklahoma. In addition, he is a Fellow in HIMSS, CHIME and ACHE.

Mr. DeFord’s extensive background and experience in Healthcare IT brings industry insight to the Board. Based on his experience and background, the Board has concluded that Mr. DeFord is qualified to serve as a director of the Company.

Judy F. Krandel 53. Ms. Krandel is the CFO of PeerStream, Inc. (OTCQB: PEER), a leading provider of video chat and online dating services. Ms. Krandel had been a member of the Company’s board of directors since October 7, 2016.

Prior to joining PeerStream in November 2016, Ms. Krandel, served as a portfolio manager at the Juniper Investment Company, a small-cap hedge fund.  She brings has more than 20 years of capital markets experience, principally as an equity analyst and portfolio manager focusing on small-cap stocks, with a strong concentration in healthcare and technology. Throughout her career, she has worked closely with corporate management teams to help them develop strategic business plans, explore M&A and joint venture opportunities, raise capital and enhance their investor relations efforts. Prior to taking the role as CFO, Ms. Krandel served on the Board of Directors for PeerStream, Inc.

Ms. Krandel received her B.S. from the Wharton School of Business at the University of Pennsylvania and her M.B.A. from the University of Chicago.

Ms. Krandel’s experience in capital markets, particularly in the healthcare and technology sectors, brings financial and industry strength to the Board.  Based on her experience and background, the Board has concluded that Ms. Krandel is qualified to serve as a director of the Company.

Michael McMillan, 61. Mr. McMillan co‐founded CTEK Security, Inc. (formerly CynergisTek, Inc.) in 2004 and has served as its CEO since its inception. He became CynergisTek’s President and Chief Strategy Officer in January 2017 and the Chief Executive Officer in October 2017. Mr. McMillan brings nearly 40 years of combined intelligence, security countermeasures and consulting experience from positions within the government and private sector and has worked in the healthcare industry since his retirement from the federal government in 2000.  He is a member of CHIME's AEHIS Advisory Board, recognized as a HIMSS Fellow and former Chair of the HIMSS Privacy & Security Policy Task Force.

Mr. McMillan currently sits on several advisory boards, including HIT Exchange HealthTech Industry, HCPro Editorial Advisory Board, HealthInfo Security Editorial Advisory Board, and HealthCare's Most Wired(TM) Survey Advisory Board. Mr. McMillan also presents regularly at industry association events, such as CHIME, HCCA, HIMSS and AHIMA, and was a contributing author to the HIMSS book, “Information Security in Healthcare: Managing Risk.” Mr. McMillan served as Director of Security for two separate defense agencies, and sat on numerous interagency intelligence and security countermeasures committees while serving in the U.S. government.

Mr. McMillan holds a Master of Arts degree in National Security and Strategic Studies from the U.S. Naval War College and a Bachelor of Science degree in Education from Texas A&M University. Mr. McMillan is a retired Lt. Colonel with the USMC. He is a graduate of the Senior Officials in National Security program at the JF Kennedy School of Government at Harvard University and a 1993/4 Excellence in Government Fellow.

Mr. McMillan brings many years of entrepreneurial experience in Cybersecurity consulting. Based on his experience and background, the Board has concluded that Mr. McMillan is qualified to serve as a director of the Company.

Theresa Meadows, 48. Ms. Meadows joined the Board in April, 2017. Since 2010, Ms. Meadows has been the Senior Vice President and Chief Information Officer for Cook Children’s Health Care System in Fort Worth, Texas. She leads teams covering areas such as infrastructure, applications, telecommunications, and program management.

Prior to joining Cook Children’s, her career included serving in roles as a registered nurse in a Cardiac Transplant Unit; healthcare consulting, project management, and leadership positions at a web development company and a large electronic medical record company. Ms. Meadows also served as a Regional Director for Ascension Health Information Services where she not only led software implementations but was instrumental in the development of Communities of Excellence.

Ms. Meadows currently serves as the Co-Chair for the Health and Human Services Healthcare Cybersecurity Task Force which is charged with creating recommendations in improving cybersecurity posture in the healthcare industry. Ms. Meadows currently serves on the NetApp Healthcare CXO Advisory Board and is a member of the McKesson Innovation Leadership Council.  She served as chair for the North Texas Healthcare Information and Quality Collaborative (NTHIQC). Ms. Meadows has published several articles and her organization was the first to participate in the CHIME case study publications on their successful implementation of bar-coded medication verification.

Ms. Meadows has a master’s degree in healthcare informatics from the University of Alabama at Birmingham; and a bachelor’s degree in nursing from the University of Alabama at Birmingham.  She is an active member of the Children’s Hospital Association CIO Council; is a Fellow in the Healthcare Information and Management Systems Society (HIMSS); is a Fellow in the American College of Healthcare Executives (ACHE) and is an active member of the College of Health Information Management Executives (CHIME).  Ms. Meadows is a graduate of CIO Bootcamp and is a credentialed by CHIME as a Certified Healthcare CIO (CHCIO).

Ms. Meadows brings years of experience in Healthcare IT. Based on her experience and background, the Board has concluded that Ms. Meadows is qualified to serve as a director of the Company.

Mark Roberson, 53. Mr. Roberson is a finance and operations leader who brings deep experience with microcap and public company finance and governance. Since 2015, Mark has served as the Chief Operating Officer of Chanticleer Holdings, Inc., a NASDAQ-listed restaurant operating company. He previously served as the Chief Executive Officer and Chief Financial Officer of PokerTek, Inc., a NASDAQ-listed gaming technology company. He has over 20 years of financial and operational management experience, including Curtiss-Wright, Inc. a NYSE-listed aerospace and defense contractor, Krispy Kreme Doughnut Corporation, a NYSE-listed fast-casual restaurant franchisor and operator, and LifeStyle Furnishings International, a $2 billion private equity backed furniture manufacturer. Mr. Roberson is a CPA who started his career with Ernst & Young and  PricewaterhouseCoopers. He earned an MBA from Wake Forest University, a BS in Accounting from UNC-Greensboro and a BS in Economics from Southern Methodist University.

Mr. Roberson brings many years of financial experience in the public sector. Based on his experience and background, the Board has concluded that Mr. Roberson is qualified to serve as a director of the Company.

Board Meeting and Attendance

During fiscal year 2017, our Board held eight meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business. Each director attended at least 85% of the total number of Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

The Board, in the exercise of its reasonable business judgment, has determined that the following nominees for election to the Board meet the definition of “independent” pursuant to the applicable NYSE American and SEC rules and regulations:  John D. Abouchar, Drexel DeFord Jr., Judy F. Krandel, Theresa Meadows and Mark Roberson.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. McMillan serves as Chief Executive Officer while Mr. Abouchar is currently the non-executive Chairman of the Board. The Board has historically sought to ensure that a majority of its members are independent. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

Board’s Role in Risk Management

The Board provides oversight with respect to our management of risk, both as a whole and through its standing committees. The Board typically reviews and discusses with management at each of its regular quarterly meetings, information presented by management relating to our operational results and outlook, including information regarding risks related to our business and operations, as well as risks associated with the markets we serve. At least annually, the Board reviews and discusses an overall risk assessment conducted by management and the strategies and actions developed and implemented by management to monitor, control and mitigate such risks.

The Audit Committee of our Board also provides risk oversight, focusing in particular on financial and credit risk. The Audit Committee oversees the management of such risks, generally as part of its responsibilities related to the review of our financial results and our internal control over financial reporting, and specifically in connection with its consideration of particular actions being contemplated by us, such as financing activities. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met.  The Audit Committee also meets regularly in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.  The Compensation Committee has responsibility for overseeing the management of risk related to our compensation policies and practices. The Compensation Committee considers risks associated with our business in developing compensation policies and the components of our executive compensation program, and periodically reviews and discusses assessments conducted by management with respect to risk that may arise from our compensation policies and practices for all employees.

Committees of the Board

Compensation Committee

The Compensation Committee is presently composed of Mark Roberson, who serves as chairperson, John D. Abouchar, Drexel DeFord Jr., Judy F. Krandel and Theresa Meadows.  The Board has determined that all five members meet the definition of “independent” pursuant to NYSE American Rule 803.  Pursuant to the authority delegated to it by the Board, the Compensation Committee reviews the performance of our executive officers and establishes overall employee compensation policies. The Compensation Committee also reviews and recommends compensation levels for our directors and our corporate officers, including salary, bonus, and stock option grants. The compensation levels recommended by the Compensation Committee are ratified by the Board. The Compensation Committee may not delegate its responsibilities, and our executive officers are not involved in determining or recommending the amount or form of executive and director compensation. The Compensation Committee met three times during the fiscal year ended December 31, 2017.  The Compensation Committee did not engage a compensation consultant to assist in determining the amount or form of executive and director compensation paid during the year ended December 31, 2017.  The Compensation Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”

Audit Committee

The Audit Committee is presently composed of Mark Roberson, who serves as chairperson, John D. Abouchar, Drexel DeFord Jr. and Judy F. Krandel, all of whom meet the definition of “independent” pursuant to NYSE American Rule 803.  The Board has also determined that John D. Abouchar, Judy F. Krandel and Mark Roberson are “audit committee financial experts,” as defined in Item 407(d)(5)(ii) of Regulation S-K. The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing related party transactions, reviewing and discussing the results of each audit and quarterly review with our independent registered public accountants, and discussing the adequacy of our accounting and control systems. The Audit Committee met five times during the fiscal year ended December 31, 2017. The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is composed of John D. Abouchar, who serves as chairperson, Drexel DeFord Jr., Judy F. Krandel, Theresa Meadows and Mark Roberson, all of whom meet the definition of “independent” pursuant to NYSE American Rule 803.  The purpose of the Nominating and Corporate Governance Committee is to (1) identify qualified individuals to become directors, (2) select the director nominees to be presented for election at each annual meeting of stockholders, (3) regularly develop, review and recommend to the Board a set of corporate governance policies applicable to the Company, and (4) provide oversight for the evaluation of the performance of the Board.  The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board, a copy of which is available on our Company website at www.cynergistek.com under “Investor Relations,” then “Corporate Governance.”  The Nominating and Corporate Governance Committee met seven times during the fiscal year ended December 31, 2017.

Nomination of Directors

Nominees for the Board at the Annual Meeting were recommended by our Nominating and Corporate Governance Committee and approved by the Board. In identifying potential nominees, the Nominating and Corporate Governance Committee took into account such factors as it deemed appropriate, including the current composition of the Board, the range of talents, experiences and skills that would best complement those that are already represented on the Board, the balance of management, director independence, and the need for specialized expertise.  The Nominating and Corporate Governance Committee does not have a formal diversity policy; in addition to the foregoing, it considers race and gender diversity in selection of qualified candidates.  There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s Board.

The Nominating and Corporate Governance Committee seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Nominating and Corporate Governance Committee, c/o Chief Financial Officer, CynergisTek, Inc., 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691. All referrals will be compiled by the Chief Financial Officer and forwarded to the Nominating and Corporate Governance Committee for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Nominating and Corporate Governance Committee in considering the individual’s potential service as a director.

Communications with the Board

Stockholders may communicate with the Board, a Board committee, or any individual director or group of directors, by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Financial Officer, CynergisTek, Inc., 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691. These communications are compiled by the Chief Financial Officer and forwarded to the Board or the individual director(s) accordingly.

Additionally, Stockholders may communicate directly with the Board of Directors by sending an email to board@cynergistek.com. These communications will be received by both the Chairman of the Board and the Chairman of the Audit Committee and forwarded as necessary to the appropriate member(s) of the Board of Directors. Aside from this communication method, there have been no material changes to the procedures by which interested parties may communication with the Board.

Code of Ethics

We have adopted a “code of ethics” as defined in Item 406(b) of Regulation S-K that applies to all our employees, including our principal executive officer, principal financial officer and principal accounting officer. A copy of our Code of Business Conduct and Ethics is attached as Exhibit 14 to our Form 10-K for the year ended December 31, 2016, filed with the SEC on March 29, 2017, and is available upon written request to the Company’s Secretary at 27271 Las Ramblas, Suite 200, Mission Viejo, California 92691, Attn: Corporate Secretary.

Review and Approval of Transactions with Related Parties

In accordance with our Audit Committee procedures, the Audit Committee of our Board reviews and approves all transactions that are required to be reported under Item 404(a) of Regulation S-K.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of stockholders. Three directors attended the Company’s 2017 annual meeting of stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Position
Michael McMillan	61	Chief Executive Officer and President
Paul T. Anthony	47	Chief Financial Officer, Secretary and Treasurer

All officers serve at the discretion of the Board.

For additional information with respect to Mr. McMillan, who also serves as a member of our Board, please refer to his profile set forth above under the section titled “ELECTION OF DIRECTORS”

Paul T. Anthony. Paul T. Anthony was hired as our Chief Financial Officer on January 3, 2005. Mr. Anthony also serves as our Secretary and Treasurer.  Prior to joining the Company, Mr. Anthony served as Vice President, Finance and Corporate Controller with Callipso, a provider of voice-over IP based network services. During his tenure at Callipso, Mr. Anthony was responsible for all of the financial operations including accounting, finance, investor relations, treasury, and risk management. Before joining Callipso, Mr. Anthony was the Controller for IBM-Access360, a provider of enterprise software. Mr. Anthony joined Access360 from Nexgenix, Inc. where he served as Corporate Controller. Prior to this, Mr. Anthony held numerous positions in Accounting and Finance at FileNET Corporation, a provider of enterprise content management software applications. Mr. Anthony started his career at KPMG Peat Marwick LLP in Orange County in the Information, Communications & Entertainment practice. He is a certified public accountant and holds a Bachelor of Science in Accounting from Northern Illinois University.

Legal Proceedings

No director or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table discloses the compensation received in each of the last two fiscal years by our “Named Executive Officers.”  Our Named Executive Officers include persons who (i) served as our principal executive officer during the most recent fiscal year, (ii) were serving at fiscal year-end as our two most highly compensated executives, other than the principal executive officer, and (iii) if applicable, individuals for whom disclosure would have been provided as a most highly compensated executive, but for the fact that the individual was not serving as an executive at fiscal year-end.

Name and Principal Position	Year	Salary ($)	Bonuses ($)(1)	Stock Awards ($)(2)	Option / Warrant Awards ($)(3)	All Other Compensation ($)	Total ($)
Michael H. McMillan (4)	2017	$261,802	$100,000	-	-	$8,520	$370,322
Chief Executive Officer	2016	-	-	-	-	-	-

Joseph J. Flynn (5)	2017	$263,016	-	-	-	$28,603	$291,619
Former Chief Executive Officer	2016	$300,000	$112,500	-	$86,031	$3,743	$502,274

Paul T. Anthony (6)	2017	$254,167	$125,000	$14,958	$7,885	$27,675	$429,685
Chief Financial Officer, Secretary and Treasurer	2016	$245,000	$123,300	-	$42,192	$3,975	$414,467

Michael Hernandez (7)	2017	$249,302	$100,000	-	-	$9,299	$358,601
Chief Operating Officer	2016	-	-	-	-	-	-

(1)Bonuses include amounts earned by the individual and accrued by the Company in the year listed but paid to the individual in the subsequent year.

(2)Represents time-based restricted stock units (“RSU”) awarded to the named executive officers as part of the long-term incentive awards. These RSU awards vest in three years from the date of grant. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the fiscal years ended December 31, 2017 and December 31, 2016, computed in accordance with ASC Topic 718.

(3)A discussion of the methods used in calculation of these values may be found in Notes 7 through 9 to the consolidated financial statements which is in Part 2, Item 7 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the fiscal years ended December 31, 2017 and December 31, 2016, computed in accordance with ASC Topic 718.

(4)   Mr. McMillan joined the Company in January 2017 and immediately was appointed to the role as President. In October 2017 he was appointed to the role of Chief Executive Officer. Other compensation in 2017 is comprised of 401k match of $8,520.

(5)On October 2, 2017, Mr. Flynn resigned from the Company. Other compensation in 2017 is comprised of separation pay of $25,000 and 401k match of $3,603. Other compensation in 2016 is comprised of 401k match of $3,743.

(6)Mr. Anthony joined the Company in 2005 and currently serves as Chief Financial Officer, Secretary and Treasurer. Other compensation in 2017 is comprised of medical insurance reimbursement of $19,682 and 401k match of $7,992. Other compensation in 2016 is comprised of 401k match of $3,975.

(7)  Mr. Hernandez joined the Company in January 2017. In April 2017 he was appointed to the role of Chief Operating Officer. On March 12, 2018 he resigned as an officer and director of the Company. . Other compensation in 2017 is comprised of 401k match of $9,299.

Narrative to Summary Compensation Table

Michael H. McMillan

The Company and Michael H. McMillan (“McMillan”) entered into an employment agreement (the “McMillan Employment Agreement”), pursuant to which we employ McMillan as President and Chief Strategy Officer of the Company. McMillan agreed that his duties for the Company and its subsidiaries would be substantially similar to those duties that McMillan had performed on behalf of CTEK Security, and would include, without limitation, responsibility for executive leadership and business development strategy. McMillan also agreed to perform additional duties as reasonably assigned by our Chief Executive Officer, and/or Board of Directors in order to advance the interests of the Company and its subsidiaries. The initial term of the McMillan Employment Agreement is 36 months from January 13, 2017, and will automatically renew for subsequent 12-month terms unless either party provides written notice to the other party of a desire to not renew the agreement.

Pursuant to the McMillan Employment Agreement, McMillan’s base salary is $250,000, and he is entitled to incentive bonus compensation and equity compensation (consisting of stock options), as set forth in the McMillan Employment Agreement.  The Company has the right to terminate McMillan’s employment without cause at any time on thirty (30) days’ advance written notice to McMillan. Additionally, McMillan has the right to resign for “Good Reason” (as defined in the McMillan Employment Agreement) on thirty (30) days’ written notice.  In the event of (i) such termination without cause, or (ii) McMillan’s inability to perform the essential functions of his position due to a mental or physical disability or his death,  or (iii) McMillan’s resignation for Good Reason, McMillan is entitled to receive the base salary then in effect and full target annual bonus, prorated to the date of termination, and a “Severance Payment” equivalent to (a) payment of compensation for an additional twelve months, payable as a lump sum, and (b) the acceleration of all unvested stock options and warrants then held by McMillan, subject to certain conditions set forth in the McMillan Employment Agreement.    If McMillan resigns for other than Good Reason, he will be entitled to receive the base salary for the thirty (30) day written notice period, but no other amounts.  On October 2, 2017, the Board appointed McMillan as Chief Executive Officer and his base salary was increased to $325,000.

In February 2018 the Company amended the McMillan Employment agreement to extend the term thereof through December 31, 2020 and increased his base salary to $334,700 for 2018, and $359,700 for 2019, with the 2020 base salary to be determined by the Board of Directors at the end of the 2019 calendar year. He will also be eligible for a bonus of up to $219,375 and $242,798 in 2018 and 2019, respectively, and his 2020 bonus will be up to 67.5% of his base salary.  The foregoing summary of the McMillan Employment Agreement is qualified in its entirety by reference to the full context of the agreement, which is found as Exhibit 99.6 to our Current Report on Form 8-K filed with the SEC on January 17, 2017, and the amendment to the McMillan Employment Agreement, which is found as Exhibit 10.44 to our Annual Report on Form 10-K filed with the SEC on March 28, 2018.

Joseph J. Flynn

Effective January 1, 2016, we entered into an employment agreement with Joseph Flynn (the “2016 Flynn Agreement”). The 2016 Flynn Agreement provided that Mr. Flynn will continue his employment as our President and CEO.  The 2016 Flynn Agreement had a term of two years and provided for an annual base salary of $300,000.  Mr. Flynn also received the customary employee benefits available to our employees. Mr. Flynn was also entitled to receive a bonus of up to $180,000 per year, the achievement of which is based on Company performance metrics.    In January 2017, Mr. Flynn resigned as President, and continued to serve as CEO until October 2, 2017.  The foregoing summary of the 2016 Flynn Agreement is qualified in its entirety by reference to the full context of the employment agreement, which is found as Exhibit 10.31 to our Annual Report on Form 10-K filed with the SEC on March 30, 2016.

As described in more detail in our Current Report on Form 8-K filed with the SEC on October 6, 2017, Joseph Flynn submitted his letter of resignation as Chief Executive Officer of the Company on October 2, 2017. The Board accepted Mr. Flynn’s resignation as Chief Executive Officer effective as of October 2, 2017 and as a director effective as of October 31, 2017.

Paul T. Anthony

January 1, 2016, we entered into an employment agreement with Paul Anthony (the “2016 Anthony Agreement”). The 2016 Anthony Agreement provides that Mr. Anthony will continue to serve as our Executive Vice President (“EVP”) and CFO. The 2016 Anthony Agreement has a term of two years and provides for an annual base salary of $245,000. The 2016 Anthony Agreement will automatically renew for subsequent twelve (12) month terms unless either party provides advance written notice to the other that such party does not wish to renew the agreement for a subsequent twelve (12) months.  Mr. Anthony also receives the customary employee benefits available to our employees. Mr. Anthony is also entitled to receive a bonus of up to $132,000 per year, the achievement of which is based on Company performance metrics.  We may terminate Mr. Anthony’s employment under the 2016 Anthony Agreement without cause at any time on thirty (30) days advance written notice, at which time Mr. Anthony would receive severance pay for twelve months and be fully vested in all options and warrants granted to date.  The foregoing summary of the 2016 Anthony Agreement is qualified in its entirety by reference to the full context of the employment agreement, which is found as Exhibit 10.32 to our Annual Report on Form 10-K filed with the SEC on March 30, 2016, and the amendment to the 2016 Anthony Agreement, which is found as Exhibit 10.45 to our Annual Report on Form 10-K filed with the SEC on March 28, 2018. In March 2017, the Board of Directors authorized an increase in Mr. Anthony’s base salary to $250,000 and increased his potential annual bonus amount to $150,000. In February 2018 the Company amended the 2016 Anthony Agreement to extend the term thereof through December 31, 2020 and increased his base salary to $284,700 for 2018, and $309,700 for 2019, with the 2020 base salary to be determined by the Board of Directors at the end of the 2019 calendar year. He will also be eligible for a bonus of up to $185,625 and $242,798 in 2018 and 2019, respectively, and his 2020 bonus will be up to 67.5% of his base salary.

Michael Hernandez

We entered into an employment agreement with Michael. Hernandez, (f/k/a Michael G. Mathews), (“Hernandez”), (the “Hernandez Employment Agreement”), pursuant to which we employed Hernandez as Executive Vice President (Hernandez was also appointed Chief Operations Officer on April 27, 2017). Hernandez agreed that his duties for the Company and its subsidiaries would be substantially similar to those duties that Hernandez had performed on behalf of CTEK Security, and would include, without limitation, day-to-day P&L responsibility for the cybersecurity service business line.  Hernandez also agreed to perform additional duties as reasonably assigned by our President, Chief Executive Officer, and/or Board of Directors in order to advance the interests of the Company and its subsidiaries. The initial term of the Hernandez Employment Agreement was 36 months from January 13, 2017.

Pursuant to the Hernandez Employment Agreement, Hernandez’s base salary was $250,000, and he was entitled to incentive bonus compensation and equity compensation (consisting of stock options), as set forth in the Hernandez Employment Agreement.  We had the right to terminate Hernandez’s employment without cause at any time on thirty (30) days’ advance written notice to Hernandez. Additionally, Hernandez had the right to resign for “Good Reason” (as defined in the Hernandez Employment Agreement) on thirty (30) days’ written notice.  In the event of (i) such termination without cause, or (ii) Hernandez’s inability to perform the essential functions of his position due to a mental or physical disability or his death,  or (iii) Hernandez’s resignation for Good Reason, Hernandez is entitled to receive the base salary then in effect and full target annual bonus, prorated to the date of termination, and a “Severance Payment” equivalent to (a) payment of compensation for an additional twelve months, payable as a lump sum, and (b) the acceleration of all unvested stock options and warrants then held by Hernandez, subject to certain conditions set forth in the Hernandez Employment Agreement.    If Hernandez resigns for other than Good Reason, he will be entitled to receive the base salary for the thirty (30) day written notice period, but no other amounts.

Effective March 12, 2018, Michael Hernandez resigned as a Director of the Company and as the Company’s Chief Operating Officer and the Hernandez Employment Agreement terminated.  The Company and Hernandez entered into a Separation Agreement and Mutual Release effective as of March 12, 2018. The foregoing description of the Separation Agreement and Mutual Release are qualified in their entirety by reference to the actual agreement.  This agreement is found in our Form 8-K filed on March 12, 2018 as Exhibit 10.3.

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END (1)

	Option and Warrant Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options and Warrants Exercisable	(1) Number of Securities Underlying Unexercised Options and Warrants Unexercisable	Exercise Price ($)	Expiration Date	(3) Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested ($)
Joseph J. Flynn	1,667	-	$5.10	1/31/2018(4)	-	-
	834	-	$5.49	1/31/2018(4)	-	-
	834	-	$5.40	1/31/2018(4)	-	-
	834	-	$6.45	1/31/2018(4)	-	-

Paul T. Anthony	83,334	-	$2.40	11/5/2019
	50,000	-	$3.15	11/4/2020	-	-
	16,667	-	$3.03	12/31/2020	-	-
	16,667	-	$2.28	1/3/2022	-	-
	16,667	8,333	$3.00	2/3/2026	-	-
	(2)77,779	-	$3.03	12/30/2023	-	-
	-	-	-	-	90,000	$248,400

(1)Unless otherwise indicated, all options vest in cumulative annual installments of one-third of the shares commencing one year from the date of grant.

(2)  These are warrants which were granted on January 16, 2013 and vested according to financial performance measures. This compensation is further described in Note 7 to the Annual Report on Form 10-K filed with the SEC on March 28, 2017.

(3)These Restricted Stock Units (“RSU”) were granted on October 26, 2017 and had a grant date value of $248,400. These RSU’s cliff vest after three years of employment.

(4) These equity awards expired unexercised.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2017, with respect to the Company’s equity compensation plans under which equity securities of the Company are authorized for issuance.

Plan	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances Under Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,230,900	$3.09	1,451,713
Equity compensation plans not approved by security holders (2)	77,779	$3.03	-
Total	1,308,679		1,451,713

(1)These plans consist of the 2001 Stock Option Plan, the 2003 Stock Option Plan, the 2004 Stock Option Plan, the 2007 Stock Option Plan and the 2011 Stock Incentive Plan.

(2)From time to time and at the discretion of the Board, we may issue warrants and stock options to our key individuals or officers as performance-based compensation.

DIRECTOR COMPENSATION FOR 2017

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Unit Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John D. Abouchar	90,625	19,203	2,300	—	—	—	112,128
Brooks Corbin (2)	8,500	—	3,258	—	—	—	11,758
Drexel DeFord, Jr.	18,000	7,681	2,223	—	—	—	27,904
Judy F. Krandel	6,250	7,681	—	—	—	—	13,931
Theresa Meadows	10,000	15,072	—	—	—	—	25,072
Mark Roberson	24,375	11,522	2,941	—	—	—	38,838
Michael Vanderhoof (3)	8,500	—	2,956	—	—	—	11,456

(1)A discussion of the methods used in the calculation of these values may be found in Note 9 to the consolidated financial statements of our 2017 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2017 fiscal year.

(2)A discussion of the methods used in the calculation of these values may be found in Note 8 to the consolidated financial statements of our 2017 Annual Report on Form 10-K. These values reflect the dollar amount recognized for financial statement reporting purposes with respect to the 2017 fiscal year.

(2)Mr. Corbin’s term ended on June 8, 2017.

(3)Mr. Vanderhoof’s term ended June 8, 2017

Narrative to Director Compensation Table

In 2016, the Company compensated its non-employee directors for their service on the Board with an initial grant of a stock option to purchase 8,334 shares of Common Stock. Starting in 2017, the Company changed the compensation to new members and no longer provides for an initial grant.

Effective January 1, 2016 the Board adopted the following cash compensation structure:

Board role	Annual amount per recipient
Board member unassigned to a committee	$15,000
Audit Committee Chairman	$20,000
Audit Committee Members	$17,000
Compensation Committee Chairman	$17,000
Compensation Committee Members	$15,000
Chairman of the Board	$75,000

Each Board member received the amount related to the highest paying Board role they held. The compensation is paid in two payments with the first payment made in January and the second payment made beginning of July (assuming confirmation of board members election by the stockholders in the annual stockholder meeting in May or June, as applicable).  Any additional compensation for special committees or other items will be determined on a case by case basis by the Compensation Committee.

Effective October 1, 2017 the Board adopted the following cash compensation structure:

Board role	Annual amount per recipient
Board member unassigned to a chair	$25,000
Audit Committee and Compensation Chairman (combined)	$37,500
Chairman of the Board	$62,500
Investor Relations Support	$75,000

The compensation is ordinarily paid in two payments with the first payment made in January and the second payment made beginning of July (assuming confirmation of board members election by the stockholders in the annual stockholder meeting).  Any additional compensation for investor relations support, special committees or other items will be determined on a case by case basis by the Compensation Committee.

The Compensation Committee evaluates and expects to grant RSU’s to each board member. The RSU’s granted to the board members in 2017 is reflective of expected grants in future years.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board reviews and establishes compensation strategies and programs to ensure that the Company attracts, retains, properly compensates, and motivates qualified executives and other key associates. The Committee consists of Mark Roberson, who is the Chairman, John D. Abouchar, Drexel DeFord, Jr., Judy F. Krandel and Theresa Meadows. No member of the Compensation Committee is an employee or officer.

The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive’s performance and the Company’s annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the healthcare services industry, thereby allowing the Company to compete for and retain talented executives who are critical to the Company’ long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of our executive officers is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option or restricted stock unit (RSU) grants under the stock incentive plans.

Chief Executive Officer Compensation.

In October 2017 the Board of Directors appointed Mr. McMillan as CEO.  The Compensation Committee set Mr. McMillan’s annual base salary at $325,000 starting October 2, 2017. He also received a bonus of $100,000 for calendar year 2017 as previously agreed to in his employment agreement entered into in January 2017.  In February 2018, the Compensation Committee extended the term of the McMillan Employment Agreement through December 31, 2020 and increased his base salary to $334,700 for 2018, and $359,700 for 2019, with the 2020 base salary to be determined by the Board of Directors at the end of the 2019 calendar year. He will also be eligible for a bonus of up to $219,375 and $242,798 in 2018 and 2019, respectively, and his 2020 bonus will be up to 67.5% of his base salary.

Prior to Mr. Flynn’s resignation in October 2017, the Compensation Committee set Mr. Flynn’s annual base salary at $300,000 for the 2017 calendar year along with an annual bonus of up to $180,000, the achievement of which is based on Company performance metrics. Due to his resignation in October 2017, no bonus was paid.

Mr. Flynn was also granted warrants to purchase 150,000 shares of Common Stock on January 16, 2013 with a strike price set at $3.03, the market price of our Common Stock on such date, which vest if certain annual performance targets of the Company are met.  The performance target was achieved for 2013 and as such the warrant vested with respect to 50,000 shares of Common Stock.  Effective January 1, 2014, the vesting schedule for such warrants was revised.  The revision spreads the vesting date of the remaining 100,000 unvested warrants from 50,000 on January 1, 2015, and 50,000 on January 1, 2016, to 33,333 on January 1, 2015, 33,333 on January 1, 2016 and 33,334 on January 1, 2017. The performance targets were not achieved for 2014 and as such the warrant did not vest with respect to 33,333 shares of Common Stock, which were subsequently cancelled in August 2015. The performance targets were achieved for 2015 and 2016 and as such the remaining warrants vested.

In April 2016, Mr. Flynn was granted a stock option to purchase 100,000 shares of Company stock at a strike price set at $2.55, the market price of our Common Stock on such date. This stock option has a three-year vesting period.

The Compensation Committee set Mr. Flynn’s base salary at $300,000 for the 2017 calendar year along with an annual bonus of up to $180,000, the achievement of which was based on Company performance metrics.

By the Compensation Committee,

Mark Roberson, Chair

John D. Abouchar

Drexel DeFord, Jr.

Judy F. Krandel

Theresa Meadows

April 6, 2018

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and the notes thereto set forth certain information regarding the beneficial ownership of our Common Stock as of March 31, 2018, by (i) each current director and director nominee; (ii) each named executive officer named in the summary compensation table included herein who was serving as an executive officer at the end of the 2017 fiscal year; (iii) all of our current directors, director nominees and executive officers as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of our Common Stock, which is our only class of stock outstanding. Unless otherwise noted, each of the following disclaims any beneficial ownership of the shares, except to the extent of his, her or its pecuniary interest, if any, in such shares.

	Shares Beneficially Owned
Name and Address of Beneficial Owner (1)	Number (2)	Percent
Directors, director nominees and executive officers:

John D, Abouchar (3)	57,557	*
Paul T. Anthony (4)	276,831	2.8
Drexel DeFord, Jr.	2,778	*
Joseph J. Flynn	116,499	1.2
Michael Hernandez	583,334	6.1
Judy F. Krandel	-	-
Michael McMillan	583,334	6.1
Theresa Meadows	-	-
Mark Roberson	2,778	*

All directors, director nominees and executive officers, as a group	1,623,111	16.5

5% Shareholders

Michael Vanderhoof	539,733	5.6

* Less than 1% of the outstanding shares of Common Stock.

(1)The address for all officers and directors is c/o CynergisTek, Inc., 27271 Las Ramblas, Suite 200, Mission Viejo, CA 92691.

(2)Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).  The percentages are based upon 9,592,547 shares outstanding as of March 31, 2018, except for certain parties who hold stock options and warrants that are presently exercisable or exercisable within 60 days, and/or who hold convertible promissory notes which may be converted into Common Stock within 60 days, whose percentages are based upon the sum of shares outstanding as of March 31, 2018 plus the number of shares subject to stock options, warrants and convertible notes that are presently exercisable or exercisable within 60 days held by them, or which may be converted into Common Stock, as indicated in the following notes.

(3)Includes 2,778 shares issuable upon exercise of stock options exercisable within 60 days.

(4)Includes 77,779 shares issuable upon exercise of warrants.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and ten-percent stockholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on the review of copies of such reports furnished to the Company and written representations that no other reports were required, during the 2017 fiscal year, all of the Company’s officers, directors and tenpercent stockholders complied with all applicable Section 16(a) filing requirements except that Joseph J. Flynn did not file one Form 4 in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

None

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board, acting upon the recommendation of the Audit Committee, has appointed Haskell & White LLP, independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2018. Haskell & White LLP has audited the accounts and records of the Company since 2005 to the present. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal or as votes present and voting on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF HASKELL & WHITE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2018.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees for professional services rendered by Haskell & White LLP for the annual audit of the Company’s financial statements and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q billed during the fiscal years ended December 31, 2016 and 2017, were $127,760 and $140,185, respectively.

Audit-related Fees

The aggregate fees for audit-related services rendered by Haskell & White LLP for consents and other assurance services billed during the fiscal years ended December 31, 2016 and 2017, were $0 and $10,000, respectively.

Tax Fees

The aggregate fees for tax services rendered by Haskell & White LLP billed during the fiscal years ended December 31, 2016 and 2017, were $0 and $0, respectively. Income tax return preparation services were provided by another firm in both years.

All Other Fees

Other fees for services rendered by Haskell & White LLP during the fiscal years ended December 31, 2016 and 2017, including acquisition related professional services were $85,685 and $23,000, respectively.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the professional services rendered by Haskell & White LLP for fiscal years 2016 and 2017 were pre-approved by the Audit Committee of our Board in accordance with applicable SEC rules.

We do not expect representatives of Haskell & White LLP to be present at the Annual Meeting.

AUDIT COMMITTEE REPORT

The Audit Committee’s role is to act on behalf of the Board in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2017 with management.

The Audit Committee also reviewed with Haskell & White LLP, our independent registered public accounting firm, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301 “Communications with Audit Committees.” The independent registered public accounting firm also provided the Audit Committee with the written disclosures required by Rule 3526 of the PCAOB, “Communications with Audit Committees Concerning Independence (Rule 3526).” The Audit Committee has also considered whether the provision of non-audit services by Haskell & White LLP is compatible with their independence.

The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee met with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

No portion of the information in this report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

By the Audit Committee,

Mark Roberson, Chairperson

John D. Abouchar

Drexel DeFord, Jr.

Judy F. Krandel

April 6, 2018

ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2017, accompanies this Proxy Statement or is available via the Internet at www.colonialstock.com/CynergisTek2018 or www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017. REQUESTS SHOULD BE MAILED TO THE SECRETARY, CYNERGISTEK, INC., 27271 LAS RAMBLAS, SUITE 200, MISSION VIEJO, CALIFORNIA.

INTERNET AVAILABILITY OF PROXY MATERIALS

A COMPLETE SET OF PROXY MATERIALS RELATING TO OUR ANNUAL MEETING IS AVAILABLE ON THE INTERNET. THESE MATERIALS, CONSISTING OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO STOCKHOLDERS, MAY BE VIEWED AT WWW.COLONIALSTOCK.COM/CYNERGISTEK2018 OR WWW.SEC.GOV. INFORMATION INCLUDED ON THE COLONIAL STOCK WEBSITE OR THE COMPANY’S WEBSITE, OTHER THAN THE MATERIALS RELATED TO THE ANNUAL MEETING, IS NOT PART OF THE PROXY SOLICITING MATERIALS.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

CYNERGISTEK, INC.

/s/ John D. Abouchar

John D. Abouchar

Chairman of the Board

Mission Viejo, California

April 6, 2018

CynergisTek, Inc.

27271 Las Ramblas, Suite 200

Mission Viejo, California 92691

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Michael H. McMillan and Paul T. Anthony the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of CynergisTek, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held May 17, 2018, at 3:00 p.m. Pacific Standard Time at 27271 Las Ramblas, Suite 200, Mission Viejo, California, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1

1.ELECTION OF DIRECTORS:

☐FOR all nominees listed below (except as marked to the contrary below)	☐WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as directors:  John D. Abouchar, Drexel DeFord Jr., Judy F. Krandel, Michael McMillan, Theresa Meadows, and Mark Roberson.

(Instructions:  To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2

2.RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

☐FOR	☐AGAINST	☐ABSTAIN

Ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm.

3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS; FOR THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018; AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS THE PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:

______________________________________, 2018

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.